UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 18th Floor, New York, New York 10153
(Address of principal executive offices)    (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2010
October 31, 2010

Tilson Focus Fund
Tilson Dividend Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (collectively the “Funds,” individually the “Focus Fund” and the “Dividend Fund”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC  27603, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Funds will be successful in meeting their investment objectives.  Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options, risks from writing call options, real estate securities risk, MLP risks, royalty trust risks, risks related to other equity securities, and risks related to portfolio turnover.  More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The prospectus contains this and other information about the Funds.  A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766).  The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the period by reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about December 30, 2010.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

December 28, 2010

Dear Tilson Focus Fund and Tilson Dividend Fund Investors:

During the 2010 fiscal year ending on October 31, 2010, the Tilson Focus Fund returned 31.13%, versus a 19.03% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund returned 24.21% versus a 23.32% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 5.06% return versus a 2.79% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 9.53% return versus the 0.34% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.  Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Performance as of October 31, 2010 Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Tilson Focus Fund	31.13%	6.16%	5.06%
Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index	19.03%	2.53%	2.79%
Tilson Dividend Fund	24.21%	10.10%	9.53%
Dow Jones U.S. Select Dividend Total Return Index	23.32%	(0.17)%	0.34%

Performance shown is for the period ended October 31, 2010.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses	Net Expense Ratio**	Gross Expense Ratio***
Tilson Focus Fund	2.29%	4.01%
Tilson Dividend Fund	1.95%	4.13%

**The net expense ratio reflects a contractual expense limitation that continues through March 31,   2011.  Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***Gross expense ratio is from the Funds' prospectus dated March 1, 2010.

Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

We are pleased by our Fund’s performance over the past fiscal year, as it significantly exceeded the return of our benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), for the second consecutive year.  This outperformance was driven by a number of the Fund’s top positions, many of which are discussed at length below.

Outlook and Portfolio Positioning
Based on our Fund’s recent outperformance, one might think that we’re very bullish and have positioned our Fund very aggressively, but this is not the case.  We don’t know for sure what the future holds for the U.S. economy and stock market, but our best guess is that the economy will face a significant headwind for a number of years as losses stemming from the greatest asset bubble in history continue to be realized.  American consumers, which account for 70% of GDP, are under enormous pressure due to severe job losses and hours being cut back, the collapse in housing prices, and the need to de-lever after decades of excessive consumption and declining savings.

We share the concerns of GMO’s Jeremy Grantham, who did an excellent job in his July letter outlining 10 “negatives that are likely to hamper the global developed economy” and lead to “seven lean years”:

1.	Over-indebtedness of consumers in certain countries, including the U.S., the U.K., and several European countries
2.	Dangerously excessive ﬁnancial system debt was moved across, with additions, to become dangerously excessive government debt
3.	We have lost a series of artiﬁcial stimuli that came out of the steady increases in debt levels and the related asset bubbles
4.	Very bad things may lie ahead in Europe, and banks in general are undercapitalized and reluctant to lend
5.	Runaway costs in the public sector, particularly at the state and city levels, have run into a brick wall of reduced taxes
6.	Unemployment is high and will also suffer from the loss of those kickers related to asset bubbles
7.	Trade imbalances and the explosion of domestic sovereign debt levels
8.	Incompetent management in Spain, Greece, Portugal, Ireland, and Italy allowed the local competitiveness of their manufactured goods to become 20% or more uncompetitive with those of Germany
9.	The general rising levels of sovereign debt and the particular problems facing the euro bloc and Japan are leading to the systematic loss of conﬁdence in our faith-based currencies
10.	Widespread over-commitments to pensions and health beneﬁts

Source: Jeremy Grantham, GMO, July 2010 letter; www.gmo.com/websitecontent/JGLetter_SummerEssays_2Q10.pdf

In summary, we think that we are in uncharted waters and there is a very wide range of possible outcomes over the next 2-7 years.  Broadly speaking, they fall into three scenarios:

1)	A V-shaped economic recovery with strong GDP growth (3-5%), a falling unemployment rate, and reduced government deficits. Under this scenario, the stock market would likely compound at 7-10%.

2)	A “muddle-through” economy with weak GDP growth (1-2%), unemployment remaining high (7-9%), and continued government deficits. Under this scenario, the stock market would likely compound at 2-5%.

3)
A double- (and triple-, and quadruple-) dip recession where periods of growth are followed by periods of contraction, with no overall GDP growth, unemployment around 10% (with the actual level higher due to people giving up looking for work), and large deficits as the government tries to stimulate the economy (but with little impact).  Under this scenario, which looks like what Japan has gone through for more than two decades, the stock market would be flat to down.

Both as investors and as Americans, we’re of course hoping for the V-shaped economic recovery, but fear that this is the least likely of these scenarios.  Hence, we are positioning our portfolio more conservatively, trimming some of our longs (cash was 7.2% of our Fund as of Oct. 31st) and increasingly shifting our long portfolio into big-cap, strong-balance-sheet, dominant-market-position blue chips like Microsoft, ADP, AB InBev and Berkshire Hathaway, as well as shorter-duration, special situation investments like General Growth Properties, BP, and Liberty Acquisition Corp. warrants.  Lastly, while we don’t short in the Focus Fund, we’ve added a handful of small put positions, totaling 1.8% of the fund as of October 31st, which provide some measure of downside protection.

Please don’t let our discussion of macro factors lead you to the mistaken conclusion that we’ve abandoned our bottoms-up stock picking.  In fact, this remains the core of what we do.  But the biggest lesson for us over the past two years is that our estimates of intrinsic value, which are generally rooted in estimates of future cash flows, aren’t worth much if the economy and/or financial system fall apart.  Thus, we build our portfolio from the bottom up, based on company- and industry-specific analysis, but when determining overall portfolio positioning we do factor in our macro outlook.

Market Valuation
If stocks were as cheap as they were in March 2009, we wouldn’t let our macro concerns deter us from buying aggressively, but they’re not, as the markets have rallied substantially from last year’s lows.  To see how expensive stocks in general have become, consider this chart, which tracks the P/E multiple of the S&P 500 based on inflation-adjusted 10-year trailing earnings (we’re very skeptical of valuation methodologies that use estimates of future earnings, which are usually far too optimistic).  One can see that the S&P 500, at 21.9x, is trading above its 130-year average of 16.3x.  We don’t think stocks are extremely expensive, but they’re far from cheap.

   [The chart tracks the price-earnings ratio of the S&P 500 and long-term interest rates from 1880 to the present day.  The long-term price-earnings ratio average is noted as 16.3x and the current price-earnings ratio is noted as 21.9x]

Source: Stock Market Data Used in "Irrational Exuberance" Princeton University Press, 2000, 2005, updated, Robert J. Shiller.

Largest Holdings
As of October 31st, our 10 largest holdings, accounting for 54.0% of the Fund’s assets, were:

Position	% of Fund	Fiscal Year Performance*
1) Stock and calls of Microsoft (MSFT)	7.3%	-3.8%
2) Warrants of Liberty Acquisition (LIA-WT)	6.4%	203.7%
3) Stock of BP (BP)	6.4%	-27.9%
4) Stock of ADP (ADP)	6.0%	11.8%
5) Stock and warrants of Iridium (IRDM)	5.5%	-7.3%/-30.7%
6) Stock of Liberty Acquisition (LIA)	5.4%	10.8%
7) Stock of General Growth Prop. (GGP)	5.0%	311.8%
8) Stock of Resource America (REXI)	4.3%	59.3%
9) Stock of AB InBev (BUD)	4.1%	33.3%
10) Stock of CIT Group (CIT)	3.6%	56.4%**
Total:	54.0%

* 10/30/09 through 10/31/10.  Note that certain positions were acquired during the fiscal year, such that the fiscal year performance does not reflect the actual gains or losses experienced by the Fund.
** Since the date of CIT’s emergence from bankruptcy on Dec. 20, 2009.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

In last year’s annual letter, we wrote about Microsoft, Iridium and Resource America (all of our historical letters are posted on our web site at www.tilsonmutualfunds.com).  Not much has changed as these companies have executed well and their stocks remain cheap, in our opinion, so allow us to share some thoughts about the other positions among our top 10:

Liberty Acquisition Holdings
It would be hard to find something more off the beaten path than Liberty Acquisition Holdings Corp.  Liberty is a Special Purpose Acquisition Company (SPAC) that has announced a merger agreement with Grupo Prisa, a Spanish media conglomerate with a good business but a bad balance sheet.  We believe this transaction is ideal for both parties: Liberty deploys its cash at an attractive valuation while Prisa reduces and restructures its debt burden.

There are three distinct securities involved: Liberty stock (LIA) and Liberty warrants (LIA-WT), both of which are among our top 10 positions, and Grupo Prisa (PRS.MC), which we also own, but in smaller size (1.5%).  The complex interplay among these three securities has created the investment opportunity.

The single biggest risk factor was that the deal might fall apart, but on November 24, 2010 shareholders voted the deal through.  The other major risk factor is how Prisa’s stock performs after the merger (the two Liberty securities converted to cash plus Prisa stock and warrants).  We think the underlying business, with a new, stronger balance sheet, will do well, but in the weeks and perhaps months after the close, the stock could be volatile because the distribution of shares will initially be to unnatural shareholders (the original SPAC shareholders).  Over time, however, we expect that the stock will migrate to intrinsic value.

BP
The overall story of the BP disaster in the Gulf of Mexico is well known, so we won’t repeat it here.  As an investment, there are two stories, reflecting two quite different investment opportunities.

The first was in June at the depths of the crisis, when the stock hit a 14-year low amidst hysteria that the company might have to file for bankruptcy.  We started buying BP’s stock in early June around $37 and bought all the way down to its late-June low of $26.75 (including some call options near the low).  Our average cost at that time was around $29.

Our investment thesis, which we released publicly (see our June 19th article in Barron’s at: http://online.barrons.com/article/SB50001424052970203296004575308800681560686.html and our full analysis at: www.tilsonfunds.com/BP.pdf), rested on the following beliefs: the well would be capped sooner than most investors expected; that the environmental damage would be less than feared; the clean-up costs, fines and legal liabilities would be at the low end of estimates; and that the company had the assets and cash flows to meet all eventualities.  In less than two months, our investment thesis was almost entirely validated – most importantly, the well was capped – and the stock soared nearly 50%.

At this point, many investors seemed to think that the “easy money” had been made (there was nothing easy about it!) and sold, leading to the stock dropping from $43 to under $35 in less than three weeks of August.  This presented a very different risk-reward equation than only two months earlier.  Of course the stock wasn’t as cheap, but the tail risk of bankruptcy was gone, given that the well was capped, BP had reported strong Q2 operating results, and had raised $7 billion by selling some non-core assets to Apache for a fantastic price: 2x book value and 42x cash flow.  Thus, we concluded that the stock, on a risk-adjusted basis, was even more attractive than it was in June so we bought a lot more.  This, too, has worked well as the stock has risen to $40.80 as of the end of October thanks to the company reporting solid Q3 earnings, strengthening its balance sheet, selling additional assets, and announcing that it will reinstate the dividend next quarter.  In the low $40s, the stock trades at less than 7x estimated 2010 earnings (excluding the Gulf spill costs), which we believe is far too cheap, both on a relative and absolute basis.

ADP
We recently added another high-quality blue-chip stock, Automatic Data Processing (ADP), to our portfolio.  ADP’s core business is payroll processing and we believe that it is one of the world’s great companies.  It is more than four times the size of its nearest competitor and there are very high switching costs for its customers, so ADP has fabulous 20% operating margins and unlevered returns on equity in the mid-20% range.  It is such a pillar of financial strength that it is one of only four companies left that still have the highest AAA credit rating (our Fund happens to own the other three, Microsoft (a 7.3% stock and call option position), Exxon Mobil (0.10% stock position) and Johnson & Johnson (0.8% stock and call option position)).  Finally, ADP has excellent management and is very shareholder friendly, returning cash to shareholders via a healthy 3.2% dividend and share repurchases (17% of shares have been retired in the past five years).

So what’s not to like? Two things: 1) Growth has disappeared (EPS in FY 2010, which ended on June 30th, declined 9% from the previous year, and the company only expects 1-3% revenue and EPS growth in FY 2011); and 2) The stock doesn’t appear particularly cheap, trading at 18.5x trailing EPS, based on October’s closing price of $44.49.

ADP historically has been a solid growth story – in the 13 years through FY 2009, for example, earnings per share grew 245% (10.0% annually) – so what happened? In short, ADP has been hit recently by two macroeconomic factors: high unemployment (meaning fewer paychecks being processed) and low interest rates, which reduce ADP’s earnings from its float.

Float? ADP isn’t an insurance company, so why does it have float? Allow us to explain: as a payroll processor, ADP collects cash from its customers and then issues paychecks, makes deposits in retirement accounts, and transfers funds for taxes.  All of this happens quickly, but at any given time, ADP is sitting on more than $18 billion of cash, on which it can earn interest (it appears as a liability on the balance sheet under “Client funds obligations”, offset by an asset called “Funds held for clients”).  Each dollar that comes in goes out very quickly, but is replaced with another dollar, so this is, in effect, perpetual (and growing) float.

Of course ADP invests these funds very conservatively – this isn’t long-term float like much of Berkshire Hathaway’s that can be invested in stocks – so ADP’s earnings from this float are highly dependent on short-term interest rates.  As of October 31st, one-month Treasuries were paying a microscopic 0.14% vs.  5.05% only 38 months ago on August 1, 2007 (my, how the world has changed!).

Of course ADP isn’t investing all of its float in one-month Treasuries – it’s laddered such that the company generated $543 million of revenues in FY 2010 from “Interest on funds held for clients.” ADP’s float averaged $17.1 billion in FY 2010, so it earned a 3.2% return.  Imagine that interest rates rise 300 basis points over time to more normal (although still low) levels – this would translate into an extra $540 million in pre-tax profits for ADP, boosting earnings by nearly 30%.  In addition, someday employers in this country will begin to hire again, which will also fuel ADP’s growth.  For both of these reasons, we think ADP’s earnings are depressed right now, making the stock cheaper than it appears.

While we think robust economic growth and a rise in interest rates is unlikely in the near term, when the economy eventually recovers, ADP should have turbocharged earnings growth.  We are prepared to be patient, collecting a healthy dividend, because we believe the stock is worth at least $60, more than 34% above current levels, in even a remotely normal economic environment.

General Growth Properties
General Growth Properties was our biggest winner over the past fiscal year, rising from $4.08 at the end of October 2009 to $16.80 at the end of our most recent fiscal year.

When we first purchased the stock in early 2009 at under $1/share, we thought there was upside potential of $20, but we kept it a small position at the time, reflecting the high risk that the equity could be worthless.  As the best-case scenario played out month after month, we let the position continue to grow because, like BP (discussed above), the risk-reward equation kept getting more favorable, yet the stock price wasn’t keeping up, so it remained cheap – and was becoming safer and safer as the credit crisis eased, allowing GGP to refinance its debt and progress quickly through bankruptcy.

It wasn’t always a smooth ride, however.  In December 2009, a hedge fund that was short the stock published three bearish analyses that knocked the stock down.  We concluded that the fund’s analyses were flawed and rebutted them in three published articles (see: www.tilsonfunds.com/GGP.pdf).  We ended up profiting from this volatility by adding to our position at temporarily reduced prices.

GGP exited bankruptcy on November 9th in the form of two companies: GGP, which will operate strictly as a mall operator, and Howard Hughes Corp., a real-estate development company.  We have trimmed the positions, but continue to own both pieces.

Anheuser-Busch Inbev
AB InBev is the world’s largest brewer, managing a portfolio of approximately 200 brands that includes Budweiser, Bud Light, Michelob, Stella Artois and Beck’s.  13 brands have over $1 billion in sales and in its top 31 markets, AB InBev is #1 or #2 in 25 of them.  We think the beer business is very stable, with slow growth in most of the world’s largest markets, but with high growth potential in certain developing markets like China.  Comparable businesses in our minds would be Coca Cola and McDonald’s.  This type of stable, dominant business gives us the confidence to project earnings and cash flows many years into the future, and we expect that we might hold this stock for a long time.

We think AB InBev’s management team is among the finest we’ve ever invested alongside.  They are renowned for being both great operators and also ruthless cost cutters – and there’s a lot of fat to cut in the recently acquired Anheuser Busch business, which should lead to substantial cost savings (and a resulting jump in earnings).

AB InBev’s stock has been on quite a run, rising 33.3% over the past fiscal year, so we’ve trimmed the position, but it remains in our top 10 because we think there’s more upside.  We estimate pro forma free cash flow at $5.66/share in 2012.  At a 14-16 multiple, that’s $79-$91/share.

CIT Group
Founded in 1908 to provide financing for horse-drawn carriages, CIT Group is a major player in lending to small and mid-sized businesses, in particular in specialized areas such as asset-based lending to retail suppliers, transportation leasing and equipment finance.  In November 2009, CIT filed for bankruptcy, crushed under the weight of increasing loan defaults, ill-timed forays into non-core areas such as student lending and subprime residential mortgages, and an inability to tap credit markets to finance its day-to-day operations.  Shareholders were wiped out, including $2.3 billion in U.S. taxpayer money that the federal government had invested in the company a year before.

By the time it emerged from its prepackaged reorganization in December, CIT had shed $10.5 billion in debt, shrunk its asset base, and was touting a new and improved back-to-basics business plan.

Under new Chairman and CEO John Thain, CIT is refocusing on its core strengths in lending to smaller businesses across a wide variety of commercial and industrial sectors.  The lack of competition for such business today from banks should allow CIT to not only take share, but to do so at attractive rates and without compromising on credit quality.  The company certainly has the liquidity to lend should it choose to, with a post-bankruptcy balance sheet that sports $11.2 billion in cash.

One key challenge to investing in any distressed lending institution like CIT is gaining comfort that the asset values on the books reflect reality.  As of September 30, CIT reported tangible book value of $42.20 per share, which we believe will prove reliable given that management had every incentive coming out of the bankruptcy process to write down or write off problem loans as much as possible and start off with a clean slate.

The company's primary challenge today is its cost of financing.  Its “net revenue spread” is low due to CIT’s very high cost of financing, but we believe the company will be able to lower its borrowing costs by refinancing existing high-cost obligations, using cash to buy back debt, and generating increased low-cost deposits from its bank subsidiary.

If CIT can capture the financing-cost savings we believe are possible, we think CIT could earn around $5 per share.  At a 12-14x multiple we think is reasonable, that translates into $60 to $70 per share.  Even more intriguing is the possibility that a healthy bank might acquire CIT, attracted by the enormous earnings leverage available in applying such a bank's much lower average borrowing costs to CIT's business model.

Conclusion
While we are concerned about the macro environment and are taking steps to try to protect our portfolio from a market downturn, we are also energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities.  We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

Tilson Dividend Fund
[This section is written by Zeke Ashton, manager of the Tilson Dividend Fund.]

The Tilson Dividend Fund produced a gain of 24.21% during the fiscal year ending October 31, 2010.  Our benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 23.32% over the same period.  For the cumulative period since the Fund’s inception on March 16, 2005 through October 31, 2010, the Tilson Dividend Fund produced an annualized return of 9.53% versus the benchmark’s gain of 0.34% annualized over the same period.

We are pleased with the Fund’s performance for the year ended October 31, 2010, as the Fund produced a very attractive return despite holding significant cash during the latter half of the year.  While it is always nice to show a performance edge over our benchmark, as we have cautioned in the past, we don’t manage the Fund to any external benchmark. Rather, we manage the Fund in a manner that we believe is likely to produce reliable, satisfactory returns without excessive risk over time. This approach may cause us to under-perform our peers or the market indices when markets are rising and when we find stock prices to be unattractive relative to our criteria for value and safety. The Tilson Dividend Fund portfolio does not resemble our benchmark index portfolio, as it is concentrated in far fewer securities, will often hold considerably higher levels of cash, and does not conform to any industry style box definition with regards to portfolio holdings. For this reason, we expect considerable variance in performance versus our benchmark index and to other income-oriented equity vehicles. Over any rolling three-to-five year period, however, we would hope that the Fund’s performance compares favorably to alternative investment vehicles that share our income-oriented, risk-averse mandate.

Strategy Review
Given that we have many new investors in our Fund this year, we would like to take this opportunity to review the investing strategy that we employ in managing the Fund.

The Tilson Dividend Fund strategy is designed for a slow and steady approach to accumulating value through three primary sources: 1) the capital gains associated with the rise in value of our portfolio holdings over time, 2) the dividend income paid out to us by our portfolio companies, and 3) the option premiums we receive from selling out call options against a portion of our holdings when we can do so on attractive terms (Please see the Fund prospectus for a full discussion on the risks and investment merits of writing covered call options). We attempt to manage the Fund such that the combined effect of dividends and the income from covered call options sold against a portion of the Fund’s holdings are likely to generate a level of total income that compares very favorably to other income-oriented equity funds.  However, we also make every effort to balance the search for income with the potential for our portfolio holdings to produce meaningful capital appreciation over time to our investors. We view income as a way to augment the portfolio’s performance rather than as the sole source of our returns.

We believe the attractiveness of the Tilson Dividend Fund’s strategy lies in its all-weather nature. When the markets are strong, we expect our portfolio holdings to perform strongly and gain in price. We continue to receive dividends from our dividend paying stocks, while the call options we’ve sold often will likely cause us to have some portion of our holdings in those securities called away from us, hopefully at prices that reflect our estimate of fair value of those securities. This generally results in some natural selling of securities during periods of stock market advancement. When markets are weak, numerous studies show that high-dividend-paying stocks such as those we own in our portfolio typically outperform non-dividend paying stocks.  This is because the attractive dividend yields often provide support to the stock price and, in addition, dividend-paying stocks often benefit from a “flight to quality” dynamic in which investors move from speculative securities to “safe” securities in times of uncertainty.  Even in weak markets we expect to continue to receive dividend income from our dividend paying holdings, which we can then re-deploy into those securities that we find attractive in an environment in which there are likely to be compelling values. Also in weak markets, the call options sold against our holdings generally decline significantly in value or expire worthless, thus earning income that we can then re-deploy to our favorite investment ideas. Finally, should there be an extended period when markets exhibit neither a strong upward nor downward trend, we expect that the income from dividends and option premiums will augment our returns and generate cash that we can re-deploy into compelling new ideas as we identify them.

Portfolio Update
As of October 31, 2010, the Tilson Dividend Fund was approximately 83% invested in equities, spread across 33 holdings, offset by notional covered call liabilities equal to approximately 1.8% of the Fund’s assets.  Cash and money market funds represented approximately 20.41% of the Fund’s assets. In addition, the Fund owned three small put option positions to hedge against specific market risks.  As usual, our portfolio is heavily concentrated in what we believe to be well capitalized,   profitable, market-leading companies that generate significant excess cash flow that can be used to pay dividends, repurchase shares, or can be used to further grow via internal investment or through acquiring other companies.  Not all of the portfolio holdings pay dividends, but those that do not tend to return significant cash to shareholders indirectly through meaningful share buybacks. At October 31, 2010, our top 10 positions were as follows:

Position	% of Fund
1) Laboratory Corp of America (LH)	5.4%
2) Microsoft (MSFT)	5.2%
3) EMC Corp (EMC)	4.3%
4) Aspen Insurance (AHL)	4.1%
5) Cisco Systems (CSCO)	3.9%
6) Vodafone (VOD)	3.8%
7) Northrop Grumman (NOC)	3.4%
8) Oslo Bors VPS (OSLO)	3.2%
9) Blue Coat Systems (BCSI)	3.1%
10) American Eagle Outfitters (AEO)	3.1%
TOTAL	39.5%

Final Thoughts
While the future is inherently uncertain, the current environment continues to be especially challenging for investors. The economy is clearly better than it was a year ago, corporate profits are improving, and valuations are by and large still reasonable.  However, the overhang of large and looming structural risks and the distortions created by recent government stimulus make it very difficult to gain longer-term conviction about what might otherwise appear to be very compelling investment opportunities.  For fundamental value investors, the difficult environment has been compounded by the recent out-performance of securities of businesses that are cyclical, capital-intensive, highly-leveraged, and that typically produce relatively low returns on equity over a full business cycle.  On the other hand, stocks of well capitalized, non-cyclical businesses with consistently high returns on equity have lagged over the past eighteen months. We have felt some of the effects of this dynamic during the year, as the Fund portfolio is comprised of the types of high-quality, high return businesses that haven’t performed well recently.

Unfortunately, we can’t control the short-term dynamics of the capital markets, nor are we exempt from the big-picture macro risks that may come to define our times.  We can only play the hand we’re dealt as best we can.  For us, that means acknowledging the many risks, taking extra care in our research, and leaving ourselves with plenty of room for error in our valuation work. We remain confident that our value-oriented approach will continue to work for us over time if we are patient, diligent, and emphasize protecting capital before profits.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Focus Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2010.

Performance Returns for the fiscal year ended October 31, 2010.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Tilson Focus Fund	31.13%	6.16%	5.06%	4.01%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	32.03%	$13,203
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	16.78%	$11,678

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.  All dividends and distributions are reinvested, if any.  The redemption fee does not apply to shares purchased by reinvesting dividends.  This graph depicts the performance of the Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).  It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
** The gross expense ratio shown is from the Fund’s prospectus dated March 1, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,005.10	$11.62
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67
* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses, and if any, variable performance incentive fees paid to the Advisor) will be limited to 1.95% of the Fund’s average daily net assets.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 2.30% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2010).

Tilson Focus Fund

Schedule of Investments

As of October 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 75.54%

Consumer Discretionary - 10.72%
*	Alloy, Inc.	63,448	$618,618
*	Ambassadors International, Inc.	866	1,559
	American Eagle Outfitters, Inc.	246	3,941
	Barnes & Noble, Inc.	138	2,063
*	Borders Group, Inc.	6	7
	Chico's FAS, Inc.	3,568	34,681
*	Daily Journal Corp.	347	24,297
*	dELiA*s, Inc.	285,228	464,922
*	Domino's Pizza, Inc.	624	9,266
	Footstar, Inc.	57,514	27,032
	H&R Block, Inc.	622	7,327
	HOT Topic, Inc.	4,516	25,877
*	Liberty Media Corp	1,107	63,697
*	Premier Exhibitions, Inc.	60,644	115,830
*	Proliance International, Inc.	716	-
	Promotora de Informaciones SA	123,433	318,613
a	Sears Canada, Inc.	22,561	429,101
*	Sears Holdings Corp.	345	24,833
	Target Corp.	11	571
*	The Wet Seal, Inc.	3,351	11,729
*	TravelCenters of America LLC	10,024	29,571
*	Ultimate Escapes, Inc.	744	30
	Wendy's/Arby's Group, Inc.	4,514	20,764
	Whirlpool Corp.	200	15,168
			2,249,497
Consumer Staples - 5.94%
	Altria Group, Inc.	272	6,914
μ	Anheuser-Busch InBev NV	13,534	851,289
	Dr. Pepper Snapple Group, Inc.	243	8,891
	Kraft Foods, Inc.	6,033	194,685
	The Coca-Cola Co.	22	1,349
*	Winn-Dixie Stores, Inc.	27,492	184,196
			1,247,324
Energy - 6.49%
*	Atlas Energy, Inc.	200	5,824
	Atlas Pipeline Partners MLP	23	455
μ	BP PLC	32,581	1,329,305
*	Contango Oil & Gas Co.	17	894
	Crosstex Energy, Inc.	729	5,912
	Exxon Mobil Corp.	301	20,013
			1,362,403

			(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Financials - 31.60%
	American Express Co.	8,455	$350,544
*	Beneficial Mutual Bancorp, Inc.	4,822	35,393
*	Berkshire Hathaway, Inc.	7,969	634,014
	BlackRock Kelso Capital Corp.	2,752	32,253
	Capitol Federal Financial	227	5,312
*	CIT Group, Inc.	17,166	743,803
*	Citigroup, Inc.	359	1,497
	Delta Lloyd NV	16,014	330,580
	Discover Financial Services	337	5,948
	Fairfax Financial Holdings Ltd.	1,113	451,221
a	Fairfax Financial Holdings, Inc.	21	8,536
	Fidelity National Financial, Inc.	208	2,785
*	Fox Chase Bancorp, Inc.	337	3,286
	General Growth Properties, Inc. REIT	62,288	1,046,438
*	Liberty Acquisition Holdings Corp.	107,055	1,124,077
	MVC Capital, Inc.	368	4,913
*	OBA Financial Services, Inc.	444	5,226
	Ocean Shore Holding Co.	958	10,212
*	Ocwen Financial Corp.	3,384	29,204
*	Origen Financial, Inc. REIT	2,291	4,353
	Phoenix Group Holdings	37,382	392,213
	Resource America, Inc.	144,254	887,162
*	SLM Corp.	2,120	25,228
	The First of Long Island Corp.	1,916	47,670
	Two Harbors Investment Corp. REIT	46,727	430,823
	US Bancorp	23	557
	Wells Fargo & Co.	310	8,079
	Wesco Financial Corp.	23	8,358
	Winthrop Realty Trust REIT	36	490
			6,630,175
Health Care - 0.07%
*	Boston Scientific Corp.	832	5,316
	Johnson & Johnson	115	7,330
*	Osteotech, Inc.	236	1,532
	Pfizer, Inc.	7	122
			14,300
Industrials - 0.01%
	General Electric Co.	177	2,836
			2,836
Information Technology - 17.94%
	Automatic Data Processing, Inc.	27,999	1,245,676
	Broadridge Financial Solutions, Inc.	44	967
*	CommScope, Inc.	253	8,013
			(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Information Technology - continued
*	eBay, Inc.	218	$6,509
*	EchoStar Corp.	4,789	101,527
	Intel Corp.	1,790	36,230
	Microsoft Corp.	50,432	1,344,769
*	MRV Communications, Inc.	235,333	308,286
*	NCR Corp.	2,615	35,878
*	PNI Digital Media, Inc.	65,897	100,822
*	Seagate Technology PLC	22,778	335,064
*	Spark Networks, Inc.	36,245	108,735
*	Tucows, Inc.	13,478	9,704
*	Yahoo!, Inc.	7,353	121,251
			3,763,431
Materials - 0.32%
	Huntsman Corp.	3,905	54,084
	The Dow Chemical Co.	143	4,410
*	Tronox, Inc.	13,963	9,076
			67,570
Telecommunications - 2.45%
*	Iridium Communications, Inc.	62,311	514,065
			514,065

	Total Common Stocks (Cost $16,399,427)		15,851,601

WARRANTS - 10.13%
*	Iridium Communications, Inc.	272,620	621,574
*	Iridium Communications, Inc.	6,101	7,992
*	JPMorgan Chase & Co.	9,094	114,494
*	Liberty Acquisition Holdings Corp.	820,572	1,345,738
*	Phoenix Group Holdings	14,053	10,755
*	Two Harbors Investment Corp.	175,495	23,955
*	Ultimate Escapes, Inc.	31,120	31

	Total Warrants (Cost $1,373,016)		2,124,539

INVESTMENT COMPANIES (Closed-End Funds) - 0.01%
	BlackRock Enhanced Capital and Income Fund, Inc.	112	1,685
*	Boulder Growth & Income Fund, Inc.	31	195

	Total Investment Companies (Closed-End Funds) (Cost $1,312)		1,880

			(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2010

			Shares		Value (Note 1)

INVESTMENT COMPANY (Open-End Fund) - 6.52%
§	HighMark 100% US Treasury Money Market Fund, 0.01%		1,367,313		1,367,313

	Total Investment Company (Open-End Fund) (Cost $1,367,313)				1,367,313

		Number of	Exercise	Maturity
		Contracts	Price	Date
CALL OPTIONS PURCHASED - 3.88%
*	Automatic Data Processing	26	$ 30.00	1/21/2012	$37,960
*	Intel Corp.	220	17.50	1/21/2012	86,240
*	Johnson & Johnson	108	50.00	1/21/2012	152,604
*	Kraft Food, Inc.	303	20.00	1/21/2012	365,873
*	Microsoft Corp.	232	20.00	1/21/2012	170,520

Total Call Options Purchased (Cost $649,822)					813,197

PUT OPTIONS PURCHASED - 3.24%
*	Capital One Financial Corp.	200	40.00	1/22/2011	79,000
*	Interoil Corp.	50	80.00	1/22/2011	70,750
*	ITT Educational Services, Inc.	100	65.00	12/18/2010	53,000
*	ITT Educational Services, Inc.	53	70.00	1/22/2011	51,543
*	Lululemon Athletica, Inc.	100	48.00	11/20/2010	44,500
*	Netflix, Inc.	50	185.00	12/18/2010	97,500
*	Netflix, Inc.	69	200.00	12/18/2010	211,312
*	Salesforce.com, Inc.	50	115.00	1/22/2011	49,000
*	Salesforce.com, Inc.	11	125.00	12/18/2010	14,713
*	Vistaprint NV	100	40.00	1/20/2010	9,000

Total Put Options Purchased (Cost $743,997)					680,318

			Interest	Maturity
		Principal	Rate	Date
PRIVATE MORTGAGE BACKED SECURITY - 1.48%
	Long Beach Mortgage Loan Trust	$ 797,515	5.42%	9/25/2036	311,031

	Total Private Mortgage Backed Security (Cost $301,080)				311,031

Total Value of Investments (Cost $20,835,967) - 100.80%					$21,149,879

Liabilities in Excess of Other Assets - (0.80)%					(167,915)

Net Assets - 100%					$20,981,964

					(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2010

*	Non-income producing investment	MLP - Master Limited Partnership
§	Represents 7 day effective yield	REIT - Real Estate Investment Trust
a	Canadian security	NV - Naamloze Vennootschap
μ	American Depositary Receipt	PLC - Public Limited Company
		SA - Societe Anonyme

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	10.72%	$ 2,249,497
	Consumer Staples	5.94%	1,247,324
	Energy	6.49%	1,362,403
	Financials	43.21%	9,065,745
	Health Care	0.07%	14,300
	Industrials	0.01%	2,836
	Information Technology	17.94%	3,763,431
	Materials	0.32%	67,570
	Telecommunications	2.45%	514,065
	Investment Company (Open-End Fund)	6.52%	1,367,313
	Other	7.13%	1,495,395
	Total	100.80%	$21,149,879

See Notes to Financial Statements

Tilson Dividend Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2010.

Performance Returns for the period ended October 31, 2010.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Tilson Dividend Fund	24.21%	10.10%	9.53%	4.13%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	66.94%	$16,694
S&P 500 Total Return Index	10.98%	$11,098
Dow Jones U.S. Select Dividend Total Return Index	1.94%	$10,194

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.  All dividends and distributions are reinvested, if any.  This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index.  It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
** The gross expense ratio shown is from the Fund’s prospectus dated March 1, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,039.40	$10.02
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, and extraordinary expenses). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 1.95% of the Fund’s average daily net assets.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2010.

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 80.89%

Consumer Discretionary - 10.76%
	American Eagle Outfitters, Inc. †	66,000	$1,057,320
*	DreamWorks Animation SKG, Inc. †	15,000	529,500
	Foot Locker, Inc. †	17,300	275,762
*	Madison Square Garden, Inc. †	42,000	873,915
	PetSmart, Inc. †	15,000	561,450
	Staples, Inc.	20,000	410,400
			3,708,347
Financials - 30.03%
	Aspen Insurance Holdings Ltd.	50,000	1,418,000
	Calamos Asset Management, Inc.	74,219	889,886
	Capital Southwest Corp.	4,809	464,694
	Chimera Investment Corp. REIT	250,000	1,023,750
	Diamond Hill Investment Group, Inc.	3,893	298,126
	Epoch Holding Corp.	9,800	130,634
	Fairfax Financial Holdings Ltd.	2,000	810,820
*	GAM Holding AG	40,000	632,017
	Medallion Financial Corp.	85,000	682,550
	MVC Capital, Inc.	66,500	887,775
	Oslo Bors VPS Holding ASA	100,000	1,113,956
	Safety Insurance Group, Inc.	20,000	929,200
ε	Tetragon Financial Group Ltd.	186,729	1,068,090
			10,349,498
Health Care - 5.43%
*	Laboratory Corp. of America Holdings	23,000	1,870,360
			1,870,360
Industrials - 3.67%
	KHD Humboldt Wedag International AG	10,355	94,962
	Northrop Grumman Corp.	18,500	1,169,570
			1,264,532
Information Technology - 24.75%
*	Blue Coat Systems, Inc. †	40,000	1,078,800
	Broadridge Financial Solutions, Inc.	12,817	281,718
*	Cisco Systems, Inc.	58,000	1,325,880
*	eBay, Inc. †	30,000	895,800
*	EMC Corp.	70,000	1,471,400
μ	Himax Technologies, Inc.	380,000	885,400
	Microsoft Corp.	67,500	1,799,887
	Mind CTI Ltd.	351,319	790,468
			8,529,353
Materials - 2.50%
*	Terra Nova Royalty Corp.	110,000	861,300
			861,300

			(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2010
			Shares		Value (Note 1)

COMMON STOCKS - (Continued)

Telecommunication Services - 3.75%
μ	Vodafone Group PLC		47,000		$1,292,970
					1,292,970

	Total Common Stocks (Cost $24,937,070)				27,876,360

INVESTMENT COMPANY (Closed-End Fund) - 1.75%
ε	JZ Capital Partners Ltd.		115,000		602,548

	Total Closed-End Fund (Cost $495,680)				602,548

INVESTMENT COMPANY (Open-End Fund) - 20.41%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.06%				7,033,424

	Total Investment Company (Cost $7,033,424)				7,033,424

		Number of	Exercise	Maturity
		Contracts	Price	Date
PUT OPTIONS PURCHASED - 0.65%
*	Currency Shares Japanese Yen Trust	76	$ 135	1/21/2012	123,120
*	SPDR KBW Bank	500	20	3/19/2011	45,000
*	iShares Barclays 20+ Year Treasury Bond	100	90	1/21/2012	55,500

	Total Put Options Purchased (Cost $272,304)				223,620

Total Value of Investments (Cost $32,738,478) - 103.70%					$35,735,952

Liabilities in Excess of Other Assets - (3.70)%					(1,274,092)

Net Assets - 100%					$34,461,860

*	Non-income producing investment
§	Represents 7 day effective yield
†	Portion of security pledged as collateral for call options written
μ	American Depositary Receipt
ε	Guernsey security

The following acronyms are used in this portfolio:
PLC - Public Limited Company
REIT - Real Estate Investment Trust

					(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2010

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	10.76%	$ 3,708,347
Financials	30.03%	10,349,498
Health Care	5.43%	1,870,360
Industrials	3.67%	1,264,532
Information Technology	24.75%	8,529,353
Materials	2.50%	861,300
Telecommunication Services	3.75%	1,292,970
Investment Company (Open-End Fund)	20.41%	7,033,424
Other	2.40%	826,168
Total	103.70%	$35,735,952

			(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2010
		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN (note 4)
*	American Eagle Outfitters, Inc.	263	$15.00	1/22/2011	$48,655
*	American Eagle Outfitters, Inc.	274	17.00	5/21/2011	40,415
*	American Eagle Outfitters, Inc.	123	14.00	2/19/2011	32,288
*	Blue Coat Systems, Inc.	150	27.00	4/16/2011	57,000
*	Blue Coat Systems, Inc.	250	25.00	4/16/2011	120,000
*	DreamWorks Animation SKG, Inc.	50	35.00	3/19/2011	15,000
*	DreamWorks Animation SKG, Inc.	50	30.00	12/18/2010	27,000
*	DreamWorks Animation SKG, Inc.	50	35.00	12/18/2010	8,000
*	eBay, Inc.	145	26.00	1/22/2011	60,900
*	eBay, Inc.	155	25.00	1/22/2011	81,375
*	Foot Locker, Inc.	173	12.50	2/19/2011	64,010
*	Madison Square Garden, Inc.	100	25.00	2/19/2011	2,500
*	Madison Square Garden, Inc.	80	20.00	11/20/2010	8,400
*	Madison Square Garden, Inc.	40	22.50	2/19/2011	3,100
*	PetSmart, Inc.	150	35.00	1/22/2011	54,000

Total (Premiums Received $339,720)					$622,643

*	Non-income producing investment

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities

	Focus	Dividend
As of October 31, 2010	Fund	Fund

Assets:
Investments, at cost	$20,835,967	$32,738,478
Investments, at value (note 1)	$21,149,879	$35,735,952
Cash	739	-
Receivables:
Investments sold	195,534	546,661
Fund shares sold	100,000	279,584
Dividends and interest	1,047	2,753
Prepaid expenses
Fund accounting fees	2,250	2,250
Compliance fees	737	646
Other expenses	12,406	12,973

Total Assets	21,462,592	36,580,819

Liabilities:
Call options written, at value (premiums received $0 and $339,720)	-	622,643
Payables:
Investments purchased	454,453	1,315,879
Fund shares repurchased	4,941	150,000
Accrued expenses
Administration fees	16	734
Advisory fees	5,278	14,196
Other expenses	15,940	15,507

Total Liabilities	480,628	2,118,959

Net Assets	$20,981,964	$34,461,860

Net Assets Consist of:
Paid in Capital	$22,235,735	$31,293,905
Accumulated net realized (loss) gain on investments	(1,567,683)	453,404
Net unrealized appreciation on investments	313,912	2,714,551

Total Net Assets	$20,981,964	$34,461,860
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,788,679	2,665,127
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$11.73	$12.93

(a)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations

	Focus	Dividend
For the fiscal year ended October 31, 2010	Fund	Fund

Investment Income:
Interest	$132,898	$-
Dividends (net of foreign tax withholdings of $27,360 and
$23,158 respectively)	308,649	317,751

Total Investment Income	441,547	317,751

Expenses:
Advisory fees (note 2)	241,341	233,395
Advisory performance fees (note 2)	55,766	-
Administration fees (note 2)	29,114	30,630
Transfer agent fees (note 2)	30,093	28,177
Registration and filing administration fees (note 2)	7,863	7,863
Fund accounting fees (note 2)	28,611	28,556
Compliance services fees (note 2)	7,750	7,750
Custody fees (note 2)	11,613	10,811
Legal fees	25,358	25,194
Audit and tax preparation fees	13,733	14,165
Registration and filing expenses	26,892	28,730
Printing expenses	255	203
Trustees' fees and meeting expenses	5,957	5,957
Securities pricing fees	8,785	3,364
Other operating expenses	11,667	9,370

Total Expenses	504,798	434,165

Expenses reimbursed by Advisor (note 2)	(135,064)	(129,829)

Net Expenses	369,734	304,336

Net Investment Income	71,813	13,415

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	2,957,589	1,320,017
Foreign currency transactions	2,281	(24,281)
Options written	-	(55,538)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	667,232	2,387,911
Options written	-	(300,284)

Net Realized and Unrealized Gain on Investments	3,627,102	3,327,825

Net Increase in Net Assets Resulting from Operations	$3,698,915	$3,341,240

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund		Dividend Fund
For the fiscal years ended October 31,	2010	2009	2010	2009

Operations:
Net investment income	$ 71,813	$ 1,857	$ 13,415	$ 39,463
Net realized gain (loss) from investment transactions
and foreign currency transactions	2,959,870	(2,262,806)	1,295,736	410,251
Net realized loss from options written	-	-	(55,538)	(149,731)
Change in unrealized appreciation on
investments and translation of assets and
liabilities in foreign currencies	667,232	4,362,755	2,087,627	1,881,112

Net Increase in Net Assets Resulting from Operations	3,698,915	2,101,806	3,341,240	2,181,095

Distributions to Shareholders: (note 5)
Return of capital	(63,556)	(64,595)	-	-
Net investment income	-	-	-	(56,115)

Decrease in Net Assets Resulting from Distributions	(63,556)	(64,595)	-	(56,115)

Capital Share Transactions:
Shares sold	9,125,096	1,299,069	24,764,310	2,047,049
Redemption fees	20,341	2,632	21,051	7,098
Reinvested distributions	59,777	61,247	-	54,020
Shares repurchased	(3,236,927)	(2,031,697)	(2,310,628)	(1,293,614)

Increase (Decrease) from Capital Share Transactions	5,968,287	(668,749)	22,474,733	814,553
Net Increase in Net Assets	9,603,646	1,368,462	25,815,973	2,939,533
Net Assets:
Beginning of year	11,378,318	10,009,856	8,645,887	5,706,354
End of year	$20,981,964	$11,378,318	$34,461,860	$8,645,887
Undistributed Net Investment Income	$ -	$ -	$ -	$ (2,262)

Share Information:
Shares Sold	809,513	179,030	2,033,486	218,423
Reinvested distributions	6,026	11,096	-	6,650
Shares repurchased	(292,644)	(317,070)	(199,158)	(140,702)
Net Increase (Decrease) in Capital Shares	522,895	(126,944)	1,834,328	84,371
Shares Outstanding, Beginning of Year	1,265,784	1,392,728	830,799	746,428
Shares Outstanding, End of Year	1,788,679	1,265,784	2,665,127	830,799

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the	Focus Fund
fiscal years ended October 31,	2010	2009		2008	2007	2006

Net Asset Value, Beginning of Year	$ 8.99	$ 7.19		$ 13.09	$ 12.61	$ 9.79

Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	0.00	(c)	(0.04)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	2.73	1.85		(4.95)	0.70	2.98

Total from Investment Operations	2.78	1.85		(4.99)	0.62	2.89

Less Distributions:
Return of capital	(0.05)	(0.05)		-	-	-
Distributions (from capital gains)	-	-		(0.93)	(0.16)	(0.08)

Total Distributions	(0.05)	(0.05)		(0.93)	(0.16)	(0.08)

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.01	0.00	(c)	0.02	0.02	0.01

Total Paid in Capital	0.01	0.00	(c)	0.02	0.02	0.01

Net Asset Value, End of Year	$ 11.73	$ 8.99		$ 7.19	$ 13.09	$ 12.61

Total Return (a)(b)	31.13%	26.23%		(40.23%)	5.07%	29.74%

Net Assets, End of Year (in thousands)	$ 20,982	$11,378		$10,010	$24,095	$ 11,290

Average Net Assets for the Year (in thousands)	$ 16,115	$ 8,910		$15,830	$20,018	$ 8,663

Ratio of Gross Expenses to Average Net Assets (b)	3.13%	3.68%		2.23%	2.53%	3.47%
Ratio of Net Expenses to Average Net Assets (b)	2.29%	2.07%		1.47%	1.98%	2.01%
Ratio of Net Investment
Income (Loss) to Average Net Assets	0.45%	0.02%		(0.37%)	(0.70%)	(0.97%)

Portfolio Turnover Rate	140.10%	168.34%		151.17%	172.24%	84.67%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).
(c) Actual amount is less than $0.01 per share.

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the	Dividend Fund
fiscal years ended October 31,	2010		2009	2008	2007	2006

Net Asset Value, Beginning of Year	$ 10.41		$ 7.64	$ 12.65	$ 12.61	$ 10.32

Income (Loss) from Investment Operations:
Net investment income (loss)	-	(c)	0.05	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss) on
securities and foreign currency translations	2.50		2.78	(3.19)	1.00	2.25

Total from Investment Operations	2.50		2.83	(3.23)	0.99	2.29

Less Dividends and Distributions:
Dividends (from net investment income)	-		(0.07)	-	(0.02)	-
Distributions (from capital gains)	-		-	(1.79)	(0.94)	-

Total Distributions	-		(0.07)	(1.79)	(0.96)	-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.02		0.01	0.01	0.01	0.00	(c)

Total Paid in Capital	0.02		0.01	0.01	0.01	0.00	(c)

Net Asset Value, End of Year	$ 12.93		$ 10.41	$ 7.64	$ 12.65	$ 12.61

Total Return (a)(b)	24.21%		37.51%	(28.50%)	8.42%	22.19%

Net Assets, End of Year (in thousands)	$ 34,462		$ 8,646	$ 5,706	$ 9,343	$ 6,650

Average Net Assets for the Year (in thousands)	$ 15,616		$ 6,700	$ 7,263	$ 8,433	$ 5,238

Ratio of Gross Expenses to Average Net Assets (b)	2.78%		4.08%	3.87%	3.53%	4.54%
Ratio of Net Expenses to Average Net Assets (b)	1.95%		1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment
Income (Loss) to Average Net Assets	0.09%		0.59%	(0.43%)	0.02%	0.39%

Portfolio Turnover Rate	89.23%		163.97%	158.53%	124.31%	99.10%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).
(c) Actual amount is less than $0.01 per share.

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005.  The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.  The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Options are valued at their last quoted sales price as of 4 p.m. Eastern Time (the “Valuation Time”).  If an option is not traded on the valuation date, the option is valued at the mean of the last quoted bid and ask prices as of the Valuation Time.  If an option is not traded on the valuation date and there is an ask price but no bid price on the valuation date, the option is valued at the mean of zero and the ask price as of the Valuation Time.  Options are valued using composite or “National Best Bid and Offer” pricing information that is provided by third-party pricing services and derived from the market activity on all exchanges trading a given option.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date and reliable last quoted bid and ask prices as of the Valuation Time are not readily available; or (ii) the Fund’s investment advisor or Fund management has reason to believe the prices provided by the pricing services do not reflect the market value of such option.

Fair Value Measurement
Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

(Continued)

Tilson Funds

Notes to Financial Statements

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of October 31, 2010:

Focus Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$15,851,601	$15,851,601	$-	$-
Warrants	2,124,539	2,124,539	-	-
Investment Companies (Closed-End)	1,880	-	1,880	-
Investment Company (Open-End)	1,367,313	-	1,367,313	-
Call Options Purchased	813,197	-	813,197	-
Put Options Purchased	680,318	-	680,318	-
Private Mortgage Backed Security	311,031	-	-	311,031
Total Assets	$21,149,879	$17,976,140	$2,862,708	$311,031

Dividend Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$27,876,360	$27,876,360	$-	$-
Closed-End Fund	602,548	602,548	-	-
Investment Company	7,033,424	-	7,033,424	-
Put Options Purchased	223,620	-	223,620	-
Total Assets	$35,735,952	$28,478,908	$7,257,044	$-

Liabilities
Call Options Written	$(622,643)	$-	$(622,643)	$-

       *For a detailed break-out of common stocks by major industry classification, please refer to the schedules of investments.
(Continued)

Tilson Funds

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Private Mortgage Backed Security
Focus Fund	Balance, beginning of year	$ 387,311
	Accrued discounts	14,124
	Realized gains	115,685
	Change in unrealized appreciation (depreciation)	(23,070)
	Net sales	(183,019)
	Balance, end of year	$ 311,031

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at October 31, 2010 is $9,951.

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The derivatives outstanding as of October 31, 2010 as disclosed in the Schedules of Investments and the amounts of realized and unrealized gains and losses on derivatives during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table set forth the effect of the option contracts on the Statements of Assets and Liabilities for the year ending October 31, 2010:

Fund	Derivative Type	Location	Fair Value
Focus Fund	Equity Contracts – purchased options	Investments, at value	$1,493,515
Dividend Fund	Equity Contracts – purchased options	Investments, at value	223,620
Dividend Fund	Equity Contracts – written options	Call options written, at value	622,643

(Continued)

Tilson Funds

Notes to Financial Statements

The following table sets forth the effect of the option contracts on the Statements of Operations for the fiscal year ended October 31, 2010:

Fund	Derivative Type	Location	Gains (Losses)
Focus Fund	Equity Contracts – purchased options	Net realized gain (loss) from investments	$(630,391)
	Equity Contracts – purchased options	Change in unrealized appreciation / (depreciation) on investments and foreign currency transactions	(57,894)
Dividend Fund	Equity Contracts – purchased options	Net realized gain (loss) from investments	(213,306)
	Equity Contracts – written options	Net realized loss from options written	(55,538)
	Equity Contracts – purchased options	Change in unrealized appreciation / (depreciation) on investments and foreign currency transactions	(74,308)
	Equity Contracts – written options	Change in unrealized depreciation on options written	(300,284)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses
The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

(Continued)

Tilson Funds

Notes to Financial Statements

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.  The redemption fees charged for the fiscal year ended October 31, 2010 were $20,341 and $21,051 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.  Transactions with Affiliates

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund.  The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year.  There can be no assurance the Expense Limitation Agreement will continue in the future.  The expense limitation percentages for the fiscal year ended October 31, 2010 were 0.45% for each Fund.  During the year, expenses were reimbursed in the amounts of $135,064 and $129,829, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee.  The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month.  The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period.  The Measuring Period operates such that when each subsequent calendar month is added to the Measuring Period on a rolling basis, the earliest calendar month in the previous Measuring Period is dropped.  While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.
(Continued)

Tilson Funds

Notes to Financial Statements

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%.  The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%.  The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%).    The performance fees paid by the Fund for over performance during the fiscal year ended October 31, 2010 were $55,766.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”).  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund.  The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator
The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month per Fund.  The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these is provided in the schedule below.

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

(Continued)

Tilson Funds

Notes to Financial Statements

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission.  It receives compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.  The Distributor receives $2,500 per year from each Fund paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the fiscal year ended October 31, 2010.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$24,572,645	$20,734,450
Dividend Fund	28,962,966	11,652,839

There were no purchases of long-term U.S. Government Obligations for either Fund during the fiscal year ended October 31, 2010.

4.	Options Written

As of October 31, 2010, portfolio securities valued at $4,856,408 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for the fiscal year ended October 31, 2010 (Dividend Fund).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	992	$ 113,067
Options written	4,466	1,031,210
Options closed	(2,860)	(492,007)
Options exercised	(545)	(312,550)
Options expired	-	-
Options Outstanding, End of Year	2,053	$ 339,720

(Continued)

Tilson Funds

Notes to Financial Statements

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2007, 2008, 2009, and 2010 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations.  As of and during the fiscal year ended October 31, 2010, the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, paydown gains/(losses), and foreign currency translations.  For the fiscal year ended October 31, 2010, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Undistributed Net Realized Gain on Investments
Focus Fund	$ (105,147)	$ (8,257)	$ 113,404
Dividend Fund	(8,287)	(11,153)	19,440

At October 31, 2010, the tax-basis cost of investments and components of distributable earnings were as follows:
	Focus Fund	Dividend Fund
Cost of Investments	$21,043,416	$32,350,074

Unrealized Appreciation	$2,442,109	$3,421,188
Unrealized Depreciation	(2,335,646)	(657,953)
Net Unrealized Appreciation	106,463	2,763,235
Undistributed Long-Term Gains	-	404,720
Capital Loss Carryforward	(1,360,234)	-
Distributable Earnings	$(1,253,771)	$3,167,955

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, partnership income, and the mark to market treatment of 1256 contracts.  Accumulated capital losses noted above represent net capital loss carryovers as of October 31, 2010 that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.  The capital loss carryforward for the Focus Fund is $1,360,234 and is set to expire October 31, 2017.  There is no capital loss carryforward for the Dividend Fund.

Distributions during the six month period and fiscal years ended were characterized for tax purposes as follows:

		Distributions from
Fund	Fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Focus Fund	10/31/2010	$ 63,556	$ -	$ -
	10/31/2009	64,595	-	-
Dividend Fund	10/31/2010	$ -	$ -	$ -
	10/31/2009	-	56,115	-

(Continued)

Tilson Funds

Notes to Financial Statements

6.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect risk of loss to be remote.

7.    Subsequent Events

In accordance with GAAP, the Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

8.    New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009.  The Funds are currently evaluating the impact, if any, of applying the

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Tilson Investment Trust
and the Shareholders of Tilson Focus Fund
and Tilson Dividend Fund

We have audited the accompanying statements of assets and liabilities of the Tilson Focus Fund and the Tilson Dividend Fund, each a series of shares of beneficial interest of Tilson Investment Trust, including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Focus Fund and the Tilson Dividend Fund as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                BBD, LLP

Philadelphia, Pennsylvania
December 29, 2010

Tilson Funds

Additional Information (Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Funds’ fiscal year ending, October 31, 2010.

During the fiscal year, the Tilson Focus Fund paid return of capital distributions in the amount of $63,556.

During the fiscal year, the Tilson Dividend Fund did not pay any return of capital dividends.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information reporting.

4. Information about Trustees and Officers
The business and affairs of the Funds and the Trust are managed under the direction of the Trustees.  Information concerning the Trustees and officers of the Trust and Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-4TILSON (1-888-484-5766).  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $5,400 during the fiscal year ended October 31, 2010 from each Fund for their services to the Funds and Trust.  The Interested Trustee and officers did not receive compensation from the Funds for their services to the Funds and Trust.

Tilson Funds

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Jack E. Brinson, 78	Trustee and Chairman	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2
Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust, Hillman Capital Management Investment Trust for the two series of that trust, New Providence Investment Trust, The Nottingham Investment Trust II for the four series of that trust, the Starboard Investment Trust for the eight series of that trust, and DGHM Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

James H. Speed, Jr., 57	Trustee	Since 3/2009	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2
Independent Trustee of Hillman Capital Management Investment Trust for the two series of that trust, The Nottingham Investment Trust II for the four series of that trust, New Providence Investment Trust, and the Starboard Investment Trust for the eight series of that trust (all registered investment companies);  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.

Tilson Funds

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
Whitney R. Tilson, 43	Trustee, President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	None
Basis of Interestedness: Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.
OTHER OFFICERS
Glenn H. Tongue, 51	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	n/a
Angela D. Mincher, 44	Assistant Secretary	Since 8/2008	Systems Analyst, The Nottingham Company since 2005; previously Fund Accountant since 2001.	n/a	n/a
A. Vason Hamrick, 33	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

The Tilson Mutual Funds are series of the
Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	T2 Partners Management LP
116 South Franklin Street	767 Fifth Avenue
Post Office Drawer 4365	18TH Floor
Rocky Mount, NC 27803-0365	New York, NY 10153

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-888-4TILSON, (1-888-484-5766)

World Wide Web @: ncfunds.com	World Wide Web @: tilsonmutualfunds.com

Item 2. CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, October 31, 2010, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2009	2010
Tilson Focus Fund	$12,500	$11,500
Tilson Dividend Fund	$12,500	$11,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2009 and October 31, 2010 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2009	2010
Tilson Focus Fund	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2009 and October 31, 2010 were $4,000 and $4,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer
Date: January 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer Tilson Investment Trust
Date: January 4, 2011

By: (Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue Vice President, Treasurer, and Principal Financial Officer Tilson Investment Trust
Date: January 6, 2011